Exhibit 99.1

EEI International Utility Conference Presentation Paul M. Barbas President and Chief Executive Officer John J. Gillen Senior Vice President and Chief Financial Officer March 9-12, 2008

1 March 2008 Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 March 2008 Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com REG G Disclosure Today’s discussion contains certain non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP).

Company Overview March 2008

4 March 2008 DPL Inc. - Overview Diversified regional energy holding company headquartered in Dayton, Ohio. Principal Subsidiaries - The Dayton Power and Light Company, a regulated electric utility - DPL Energy, LLC, an operator of peaking generation facilities - DPL Energy Resources, an Ohio competitive retail electric supplier A reliable, efficient, profitable and well-regarded investor-owned electric utility

5 March 2008 Financial Overview Listed on New York Stock Exchange (DPL) 2007 Annual Revenue = $1.5 Billion Total Assets as of 12/31/07 = $3.6 Billion $1.10 Dividend per Common Share as of 12/13/07 Investment Grade Credit Ratings DPL Inc. DP&L Outlook Effective Fitch Ratings BBB+ A+ Stable Mar-07 Moody’s Investors Service Standard & Poor’s Corp. BBB- BBB+ Stable Feb-07 Baa2 A2 Stable Nov-07

6 March 2008 The Dayton Power & Light Company - Overview Approximately 1,500 management and union employees Regulated public utility incorporated in 1911 Approximately 515,000 residential, commercial, industrial, and government customers Serving 24 counties within a 6,000 square mile area of West Central Ohio

7 March 2008 Stable and Strong Retail Market West Central Ohio 515,000 Customers Residential Commercial - Kroger, Wal-Mart, Fifth Third Bank Industrial - Honda, Delphi, Cargill, General Motors Government - Wright-Patterson Air Force Base, City of Dayton, Montgomery County 20% 9% 27% 44% Residential Commercial Industrial Other Retail Customers Retail Revenue 89% 1% 10% 0.4%

8 March 2008 Ohio Regulatory Environment One of 24 states with deregulated electric generation - In 2001, Ohio partially deregulated utility service establishing a competitive electric generation market in Ohio. - Retail customers have the ability to choose a generation provider, while DPL Inc. continues to provide transmission and distribution services. Currently, little to no customer switching in Ohio, except to unregulated utility subsidiaries. - DP&L currently operating under a Rate Stabilization Plan (RSP) through 2010.

9 March 2008 Ohio’s New Energy Bill Passed by Ohio Senate Before Ohio House Public Utilities Committee Elements of the Bill – Market Option – Electric Security Plan Renewable/Advanced Energy Portfolio sent to House Alternative Energy Committee

10 March 2008 11% 11% 11% 11% 11% 5.4% 5.4% 5.4% 5.4% 0% 5% 10% 15% 20% 25% 30% 35% 2006 2007 2008 2009 2010 DPL Rate Stabilization Plan 11.0% = $76 million 5.4% = $37 million Residential generation discount = $7 million per year for 2006, 2007 and 2008 Potential Net Revenue $65M $100M $140M $210M $250M = Fuel = Environmental Rider (Avoidable by Shopping Customers) Regulatory Update

11 March 2008 Regional Transmission Organizations (RTO’s) Ohio law requires utilities to join a regional transmission organization. DPL Inc. and its co-owned generation units are strategically located. - Member of PJM RTO - DPL’s co-owned generation units with Duke have the capability to sell generation in MISO and/or PJM RTOs PJM MISO

12 March 2008 DPL Generation Coal = 2,850 17 Natural Gas/Diesel = 919 22 Total = 3,769 39 DPL Generation = 3,769 Megawatts MW Units Natural Gas Peaking Generation Units Wholly & Commonly Owned Coal-Fired Generating Plants

13 March 2008 Multiple Ownership of Baseload Generation Spreads Operational Risk 1,300 365 DPL, Duke, AEP Zimmer 600 186 DPL, Duke East Bend, Unit 2 1,000 360 DPL, Duke Miami Fort, Units 7 & 8 414 207 DPL, Duke, AEP Beckjord, Unit 6 780 129 DPL, Duke, AEP Conesville, Unit 4 2,388 836 DPL, Duke, AEP Stuart 615 402 DPL, Duke Killen 365 365 DPL Hutchings Total Plant Capacity (mw) DPL Portion (mw) Ownership Coal Units

14 March 2008 Coal-Fired Operational Responsibility Stuart Station – Baseload – 2,388 Megawatts – 15th largest coal-fired plant in North America Killen Station – Baseload – 615 Megawatts Hutchings Station – Mid-Merit – 365 Megawatts

15 March 2008 Illinois Basin Central Appalachian Northern Appalachian Proximity to Diverse Supply Powder River Basin Powder River Basin Post Scrubber Illinois Basin Post Scrubber Northern Appalachian Central Appalachian Value Reliability Compatibility Supply Region Pre-scrubber installation: DPL needed to burn low sulfur coal to comply with SO2 emission permits. Post-scrubber: Ability to use higher value (lower cost) coals from Northern Appalachian and Illinois Basin regions requires equipment upgrades and test burns to determine the impact on operations.

2007 Highlights March 2008

17 March 2008 Environmental Capital Investment Flue Gas Desulfurization (Scrubbers) Removes SO2 Cost-effective compliance with federal environmental regulations Provide ability to use traditionally lower-cost coal FGD = Flue Gas Desulfurization

18 March 2008 Plant Name MW Capacity (DPL Share) Project Status DPL Operated Projects Killen 402 FGD In-Service Stuart Units 3-4 418 FGD, BDC February 2008 Stuart Units 1-2 418 FGD, BDC Mid- 2008 Partner Operated Projects Miami Fort 8 180 FGD In-Service Miami Fort 7 180 FGD In-Service Conesville 4 129 FGD, SCR April 2009 DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis FGD Phase (Power Magazine 08/07) $/kW Operating $208 In-Service / Planned $319 In Construction $339 In Design $500 DPL Units $269 FGD (scrubbers) Update

Coal Blending Timeline
Killen Station

June 2007

- Killen scrubber became operational
- Coal testing process began
- Target date for test completion: **End of 1st quarter 2008**

3rd Quarter 2007

- Test burn of 1.5 – 1.7lb sulfur coal successfully completed
- Successfully completed testing of 100% Northern Appalachian (NAPP) coal
- Tested varying blends of 1.7lb SO2 coal and 4-5lb SO2 Illinois Basin (ILB) coal
- Target date for test completion: **End of 1st quarter 2008**

February 2008

- Currently testing ILB and Central Appalachia (CAPP) coal blends
- Continued testing to determine operational limits
- **Initial testing nearing completion**

Pre-Scrubber, Killen Station burned 1.2lb compliance coal. Killen expected to burn better than 2.5lb and closer to 5lb sulfur coal.

March 2008

19

20 March 2008 Stuart Station Coal Blending Timeline Coal blend testing expected to begin March 2008 on Unit 4 6 to 9 month testing period Historically burned 1.6 pound sulfur coal at Stuart Post-scrubbers, expect to burn 2 to 4 pound sulfur coal

21 March 2008 Emission Allowances SO2 Allowances Currently hold over 25,000 excess SO2 allowances Expect additional 5,000 – 10,000 SO2 allowances annually in excess of our environmental requirements 2008 market price for SO2 allowances is $400 - $450 per allowance Annual NOx Allowances Annual NOx season begins 1/1/2009 DPL has the ability to earn early reduction credits, which could provide approximately 3,000 Annual NOx allowances

22 March 2008 Coal Hedging 58% 100%100% 25% 73% 100% 15% 37% 73% 0% 20% 40% 60% 80% 100% 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-06 Aug-07 Feb-08 Fuel Update Note: “Committed burn” is the amount of coal required to generate electricity for DP&L’s full requirement load and any forward power sales. DPL anticipates limited spot coal purchases in 2008 to match spot coal generation sales. 2008E 2009E Estimated average coal cost per ton, all plants $47.50 $49.75

23 March 2008 Plant Performance 0 2 4 6 8 10 12 2006- Actual 2007- Actual 2008 - Est Equivalent Forced Outage Rate (EFOR) % 6,000 7,000 8,000 9,000 2006- Actual 2007- Actual 2008 - Est Generation (GWH) DPL Op* Partner Op *DPL Operated excludes Hutchings and peakers. 2007 generation output for Hutchings was up approximately 50% compared to 2006.

24 March 2008 2007 Corporate Highlights Set new peak demand of 3,270MW Completed the sale of Darby and Greenville peaking plants Dividend growth - 4% dividend increase announced in February 2007 - 6% dividend increase announced in December 2007 Credit ratings - DPL debt upgraded to investment grade by Standard and Poor’s in February 2007 - DPL debt now considered investment grade by all three major rating agencies

25 March 2008 2008 Objectives Ohio Energy Bill - Maintain a true market option - Ability to invest in infrastructure with an appropriate return - Ability to recover expenses related to fuel, environmental and demand side management program costs Consistently improve plant performance at DPL and partner-operated generating facilities Successfully complete remaining scrubber installation at Stuart Station by mid-2008 Remain steadfast on cost control - Non-scrubber related expenses anticipated to grow less than 3% annually Evaluate opportunities to deploy positive free cash flow

2007 Year End Earnings March 2008

27 March 2008 At December 31, 2007 and 2006 Earnings Per Share Diluted 2007 2006 2007 2006 Earnings from Continuing Operations 0.40 $ 0.04 $ 1.80 $ 1.03 $ Earnings from Discontinued Operations - $ 0.02 0.08 0.12 Total Diluted 0.40 $ 0.06 $ 1.88 $ 1.15 $ Average Diluted Shares Outstanding 117.2 117.6 117.8 121.9 (in millions) Basic 2007 2006 2007 2006 Earnings from Continuing Operations 0.43 $ 0.04 $ 1.97 $ 1.12 $ Earnings from Discontinued Operations - $ 0.03 0.09 0.12 Total Basic 0.43 $ 0.07 $ 2.06 $ 1.24 $ Average Basic Shares Outstanding 108.4 107.2 107.9 112.3 (in millions) Three Months Ended Twelve Months Ended December 31, December 31, Three Months Ended December 31, Twelve Months Ended December 31,

28 March 2008 At December 31, 2007 and 2006 Non-GAAP Earnings Per Share Reconciliation 2007 2006 Diluted Earnings from Continuing Operations (GAAP) $1.80 $1.03 Exclude: Executive Litigation Settlement (0.17) - AEGIS Insurance Recovery (0.07) - Gain on Corporate Aircraft Sale (0.03) - Charge for Peaking Plant Impairment - 0.37 Diluted Earnings from Continuing Operations (Non-GAAP) $1.53 $1.40

29 March 2008 Key Drivers of Non-GAAP 2007 Earnings Revenues(1) increased 9% or $122.2 million; Lower fuel costs of $20.9 million or 6%; Purchased power costs(1) increased $128.2 million; O&M expense increased $7.4 million or 3%; Lower depreciation expense of $17 million; and Interest expense decreased $21.2 million, or 21%. Notes: (1) Revenues include $30.9 million of capacity revenue related to PJM’s new regional pricing model. The capacity revenues are partially offset by $28.4 million in capacity expenses, which are accounted for in purchased power.

30 March 2008 2008 -2010 Capital Outlook Capital Expenditures $205 $145 $140 $0 $100 $200 $300 2008 2009 2010 2008 – 2010 Projected Total: $490 million

31 March 2008 Reaffirmed 2008 and 2009 Earnings Guidance 2008 EPS Range from Continuing Operations $1.90 to $2.10 per diluted share - Based on 118 million diluted shares outstanding 2009 EPS Range from Continuing Operations $2.10 to $2.40 per diluted share - Based on 120 million diluted shares outstanding

32 March 2008 Only Ohio electric utility with a rate stabilization plan through 2010 Low cost, coal-fired base load generation assets Early implementation of FGD (scrubbers) technology should result in below industry average cost per kW basis Positive free cash flow beginning in 2008 Stable investment grade credit profile Annual dividend of $1.10 per share Positive dividend outlook Why Invest in DPL?

EEI International Utility Conference Presentation Paul M. Barbas President and Chief Executive Officer John J. Gillen Senior Vice President and Chief Financial Officer March 9-12, 2008